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Exhibit 10.16
[EXECUTION COPY]

FIRST AMENDMENT TO CREDIT AGREEMENT

        FIRST AMENDMENT dated as of September 20, 2004 (this "First Amendment") among KINGPIN INTERMEDIATE CORP., a Delaware corporation ("Holdings"), AMF BOWLING WORLDWIDE, INC. (formerly Kingpin Merger Sub, Inc.), a Delaware corporation (the "Borrower"), the Lenders signatory hereto and CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent").

        Holdings, the Borrower, the banks and other lending institutions party thereto from time (each a "Lender" and, collectively, the "Lenders"), the Administrative Agent and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith, as Syndication Agent and Documentation Agent, are parties to a Credit Agreement dated as of February 27, 2004 (the "Credit Agreement"). Holdings and the Borrower have requested that the Lenders agree to certain amendments to the Credit Agreement, and each of the Lenders signatory hereto (which Lenders collectively constitute the Required Lenders referred to in the Credit Agreement), have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided. Accordingly, Holdings, the Borrower and the Lenders signatory hereto agree as follows:

ARTICLE I
DEFINITIONS

        Section 1.01 Definitions.    Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this First Amendment. The following additional terms, as used herein, have the following respective meanings:

        "Consenting Lender" means each Lender that consents to this First Amendment on or prior to September 24, 2004, as evidenced by the receipt by Fried, Frank, Harris, Shriver & Jacobs LLP, counsel to the Administrative Agent, of an executed counterpart signature page to this First Amendment from such Lender prior to 5:00 P.M. (local time in New York City) on September 24, 2004.

        "First Amendment Fee" has the meaning set forth in Section 4.01(e).

ARTICLE II
AMENDMENTS TO THE CREDIT AGREEMENT

        Section 2.01 Amendments to Article I of the Credit Agreement.

  (a)
  The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

        "AMF Australia" means, collectively, (i) AMF Bowling Centers (Aust) International Inc., a Virginia corporation and indirect Wholly-Owned Subsidiary of the Borrower (to be renamed AMF Bowling Centres Australia Pty. Ltd following its domestication under the laws of Australia in accordance with the requirements of the Virginia Stock Corporation Act (Sections 13.1-722.2 et seq) and the Australian Corporations Act 2001), and (ii) AMF Catering Services Pty. Ltd, a company organized under the laws of Australia and an indirect Wholly-Owned Subsidiary of the Borrower.

        "AMF Bowling UK Limited" means AMF Bowling UK Limited, a limited liability company organized under the laws of the United Kingdom and indirect Wholly-Owned Subsidiary of the Borrower.

        "AMF France" means, collectively, AMF Bowling France SNC, AMF Bowling de Lyon La Part Dieu SNC and Societe Anonyme de Bowling de Montparnasse, each an indirect Wholly-Owned Subsidiary of the Borrower.

        "First Amendment" means the First Amendment to Credit Agreement dated as of September 21, 2004.

        "First Amendment Effective Date" means the date of the satisfaction of the conditions precedent set forth in Article IV of the First Amendment.

        "Special Foreign Asset Disposition" means the sale, transfer or other disposition, in one or multiple transactions of, (i) each of the bowling centers and other assets set forth on Schedule 2.01 attached hereto and made a part hereof, each of which was sold, transferred or otherwise disposed of as of the date set forth thereon, and (ii) the stock of, or the assets owned by, (A) AMF Bowling UK Limited, (B) AMF France and (C) AMF Australia.

  (b)
  The definition of "Consolidated EBITDA" is hereby amended by deleting the second paragraph thereof.

  (c)
  The definition of "Pro-Forma Basis" is hereby amended: (i) by amending clause (iv) of the second sentence thereof to read: "any Asset Disposition referred to in Section 7.05(xvi) or (xvii)"; and (ii) by amending clause (iii) of the third sentence thereof to read" "income statement items (whether positive or negative) and capital expenditures attributable to all property acquired or disposed of in such transaction or to the Investment comprising such transaction, as applicable, shall be included or excluded as if such transaction has occurred as of the first day of the relevant four-fiscal-quarter period,".

  (d)
  The definition of "Foreign Asset Disposition" is hereby amended to read in full is follows:

  "Foreign Asset Disposition" means an Asset Disposition where the relevant asset is (i) the stock or assets of a Foreign Subsidiary, (ii) one or more assets of the Borrower or a Domestic Subsidiary which are located outside the United States or any territory thereof or (iii) any Special Foreign Asset Disposition.

  (e)
  Section 1.03 of the Credit Agreement is hereby amended by adding the following as a new final sentence thereof:

        "For purposes of making all financial calculations to determine compliance for any period with Sections 7.14 and 7.17, all components of such calculations shall be adjusted to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any business or assets that have been acquired by Holdings or any of its Subsidiaries (including through any Permitted Business Acquisition) or that have been sold pursuant to any Asset Disposition (including any Foreign Asset Disposition) after the first day of the applicable period of determination and prior to the end of such period, in each case as determined in good faith by the Borrower on a Pro-Forma Basis."

        Section 2.02 Amendment to Article II of the Credit Agreement.    Section 2.09(b)(v) of the Credit Agreement is hereby amended by inserting the following sentence as a new second sentence:

  "Notwithstanding anything to the contrary contained in this subsection (v), within five Business Days after receipt by any Group Company of proceeds from any Special Foreign Asset Disposition, the Borrower shall prepay the Loans and/or Cash Collateralize or pay the LC Obligations in an aggregate Dollar Amount equal to 20% of the Net Cash Proceeds thereof."

        Section 2.03 Amendment to Article VII of the Credit Agreement.    Section 7.08(c) of the Credit Agreement is hereby amended by inserting the following sentence as a new sentence:

  "Notwithstanding anything to the contrary contained in this subsection (c), in connection with any of the Special Foreign Asset Dispositions, the Borrower may redeem, purchase, prepay, retire, defease or otherwise acquire Senior Subordinated Notes for cash consideration that does not exceed 80% of the Net Cash Proceeds from one or more Special Foreign Asset Dispositions if all such redemptions, purchases, prepayments, retirements, defeasances or other acquisitions of Senior Subordinated Notes and the payment of accrued interest and premium, if any, associated therewith is completed prior to the date that is nine months after the closing date of the last Special Foreign Asset Disposition effected following the First Amendment Effective Date.

ARTICLE III
CONSENTS, ACKNOWLEDGEMENTS AND AGREEMENTS

        Section 3.01 Consent to Certain Transactions.    Notwithstanding anything to the contrary in the Credit Agreement, including, without limitation, Sections 7.05 and 7.06 thereof, the Lenders hereby agree and consent that in connection with the consummation of the transaction or series of transactions which constitute the Special Foreign Asset Dispositions, the Borrower and its Domestic Subsidiaries may (i) contribute to AMF Bowling UK Limited a promissory note in a face amount not exceeding £26,000,000 payable by AMF Bowling (or any successor thereto) in exchange for a promissory note with an equivalent face amount payable by AMF Bowling or AMF Bowling UK Limited (or in each case, any successor thereto) and (ii) receive and hold a promissory note in an amount not exceeding $20,000,000 from AMF Australia as an investment in AMF Australia, including after the sale, transfer or other disposition of AMF Australia.

        Section 3.02 Acknowledgement.    Notwithstanding anything to the contrary in Credit Agreement or this First Amendment, the Lenders hereby agree and acknowledge that each of the Special Foreign Asset Dispositions, including those portions of the Special Foreign Asset Dispositions which have been consummated prior to the date hereof, including, without limitation, the dispositions set forth in clause (i) of the definition of Special Foreign Asset Disposition referred to in Section 2.01(a) hereof, shall not constitute a use of the amount of assets permitted to be sold, leased, transferred, assigned or otherwise disposed by Borrower or any of its Subsidiaries as set forth in Section 7.05(iv) of the Credit Agreement.

        Section 3.03 Collateral Release Upon Australian Migration.    The Lenders hereby agree and acknowledge that, upon the request of the Borrower, the Administrative Agent shall (or shall cause the Collateral Agent to) release any security interest in or Lien on any Collateral constituting stock or assets of AMF Australia, effective upon or prior to its domestication under the laws of Australia in accordance with the requirements of the Virginia Stock Corporation Act (Sections 13.1-722.2 et seq) and the Australian Corporations Act 2001). Each of Holdings and the Borrower acknowledge and agree that if the stock or assets of AMF Australia are not sold, transferred or otherwise disposed of, and the Net Cash Proceeds thereof applied as required by Section 2.09(b)(v) of the Credit Agreement, as amended by this First Amendment, within 120 days (or such period as the Collateral Agent may reasonably agree to of any Collateral release contemplated by the preceding sentence, they will cause AMF Australia promptly to execute an Accession Agreement and take all other actions contemplated by Section 6.10 of the Credit Agreement without regard to the fact that AMF Australia may then be a Foreign Subsidiary.

ARTICLE IV
CONDITIONS TO EFFECTIVENESS

        Section 4.01 Conditions to Effectiveness of this First Amendment.    This First Amendment, and the amendments, waivers and consents contained herein, shall become effective as of the date hereof on the date (the "First Amendment Effective Date") when each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Administrative Agent:

  (a)
  Execution and Delivery of this First Amendment. The Administrative Agent shall have received counterparts of this First Amendment duly executed by Holdings, the Borrower and the Required Lenders.

  (b)
  Acknowledgement. The Administrative Agent shall have received counterparts of an Acknowledgement and Agreement, substantially in the form of Exhibit A hereto, duly executed by each of the Persons (other than Holdings and the Borrower) who are or are required by the Senior Finance Documents to be Credit Parties.

  (c)
  Payment of Fees. All costs, fees and expenses due to the Administrative Agent and the Lenders on or before the First Amendment Effective Date pursuant to the Senior Finance Documents shall have been paid, including, without limitation, the First Amendment Fee.

  (d)
  Counsel Fees. The Administrative Agent shall have received full payment from the Borrower of the fees and expenses of Fried, Frank, Harris, Shriver & Jacobson LLP described in Section 6.05 of this First Amendment which are billed through the First Amendment Effective Date.

  (e)
  Fees in Respect of the First Amendment. The Borrower shall pay to the Administrative Agent for the account of each Consenting Lender a fee (the "First Amendment Fee") equal to 2.5 basis points on each such Consenting Lender's aggregate Domestic Revolving Commitment, Multi-Currency Revolving Commitment and Term B Commitment, such First Amendment Fee to be due and payable on the second Business Day following First Amendment Effective Date.

  (f)
  Other. The Administrative Agent shall have received such other documents, instruments, agreements or information as may be reasonably requested by the Administrative Agent.

        Section 4.02 General Conditions.    All corporate and legal proceedings and all instruments and agreements relating to the transactions contemplated by this First Amendment or in any other document delivered in connection therewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Administrative Agent or any Lender may reasonably have requested, such documents and papers where appropriate to be certified by proper corporate or governmental authorities. The documents referred to in this Section shall be delivered to the Administrative Agent no later than the First Amendment Effective Date.

Section 4.03 Effects of this First Amendment.

  (a)
  On the First Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this First Amendment. On and after the First Amendment Effective Date, the rights and obligations of the parties hereto shall be governed by the Credit Agreement, as amended by this First Amendment. Once the First Amendment Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement as amended by this First Amendment. Promptly after the First Amendment Effective Date occurs, the Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

  (b)
  Other than as specifically provided herein, this First Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Senior Finance Document or of any other term or condition of the Credit Agreement or any other Senior Finance Document, nor shall the entering into of this First Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This First Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Senior Finance Documents, as amended or supplemented to date (including by means of this First Amendment).

ARTICLE V
REPRESENTATIONS AND WARRANTIES

        Section 5.01 Representations and Warranties.    In order to induce the Lenders to consent to the amendments and waivers contained herein and to enter into this First Amendment, each of Holdings and the Borrower represents and warrants as set forth below:

  (a)
  After giving effect to this First Amendment, the amendment of the Credit Agreement does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents (other than those Liens that have been or will be terminated to effect the transactions contemplated hereby), and such Liens not so terminated continue unimpaired with the same priority to secure repayment of all Senior Obligations, whether heretofore or hereafter incurred. The position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Collateral Documents and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Collateral Documents have not been adversely affected in any material respect by the amendment of the Credit Agreement effected pursuant to this First Amendment or by the execution, delivery, performance or effectiveness of this First Amendment.

  (b)
  Each of Holdings and the Borrower reaffirms as of the First Amendment Effective Date its covenants and agreements contained in the Credit Agreement and each Collateral Document and other Senior Finance Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this First Amendment on the First Amendment Effective. Each of Holdings and the Borrower further confirms that each such Senior Finance Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects, except as the Credit Agreement may be modified by this First Amendment.

  (c)
  Both immediately before and immediately after giving effect to this First Amendment, the representations and warranties set forth in Article V of the Credit Agreement and each other Senior Finance Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

  (d)
  This First Amendment constitutes the legal, valid and binding obligation of each of Holdings and the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

  (e)
  The parties signatory to the Acknowledgment and Agreement delivered pursuant to Section 4.01(b) of this First Amendment constitute all of the Persons who (together with Holdings and the Borrower) are or are required under the terms of the Senior Finance Documents to be Credit Parties.

  (f)
  The written statements and information contained in this First Amendment and the other documents, certificates and statements furnished to the Administrative Agent and the Lenders on or prior to the First Amendment Effective Date by or on behalf of any Credit Party for use in connection with the transactions contemplated by this First Amendment, taken as a whole, do not, as of the First Amendment Effective Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading.

ARTICLE VI
MISCELLANEOUS

        Section 6.01 Headings.    The various headings of this First Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any provisions hereof.

        Section 6.02 Execution in Counterparts.    This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile shall be effective as an original.

        Section 6.03 Successors and Assigns.    This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        Section 6.04 Governing Law; Entire Agreement.    THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This First Amendment and the other Senior Finance Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        Section 6.05 Fees and Expenses.    The Borrower agrees to pay all reasonable out-ofpocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this First Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Administrative Agent.

        Section 6.06 Senior Finance Document Pursuant to Credit Agreement.    This First Amendment is a Senior Finance Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).

        [Signature Pages Follow]

        IN WITNESS WHEREOF, the signatories hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

HOLDINGS:	KINGPIN INTERMEDIATE CORP.
	By:	/s/ CHRISTOPHER F. CAESAR
Name: Christopher F. Caesar Title: VP/CFO
BORROWER:	AMF BOWLING WORLDWIDE, INC
	By:	/s/ CHRISTOPHER F. CAESAR
Name: Christopher F. Caesar Title: SVP/CFO
ADMINISTRATIVE AGENT:	CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH, as Administrative Agent
	By:	/s/ THOMAS S. HALL
Name: Thomas S. Hall Title: Vice President
	By:	/s/ VANESSA GOMEZ
Name: Vanessa Gomez Title: Associate

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	LANDMARK CDO LIMITED
	By:	Aladdin Capital Management, LLC, as Manager
	By:	/s/ JOHN J. D'ANGELO
Name: John J. D'Angelo Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	LANDMARK II CDO LIMITED
	By:	Aladdin Capital Management, LLC, as Manager
	By:	/s/ JOHN J. D'ANGELO Name: John J. D'Angelo Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	LANDMARK III CDO LIMITED
	By:	Aladdin Capital Management, LLC, as Manager
	By:	/s/ JOHN J. D'ANGELO Name: John J. D'Angelo Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	BLUE SQUARE FUNDING LIMITED SERIES 3
	By:	/s/ ALICE L. WAGNER Name: Alice L. Wagner Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	CANYON CAPITAL CLO 2004-1 LTD
	By:	Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager
	By:	/s/ R. CHRISTIAN B. EVENSEN Name: R. Christian B. Evensen Title: Managing Director

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	CSAM FUNDING I
	By:	/s/ THOMAS FLANNERY Name: Thomas Flannery Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	CSAM FUNDING II
	By:	/s/ THOMAS FLANNERY Name: Thomas Flannery Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	CSAM FUNDING IV
	By:	/s/ THOMAS FLANNERY Name: Thomas Flannery Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	BRYN MAWR CLO, LTD.
	By:	Deerfield Capital Management LLC as its Collateral Manager
	By:	/s/ SCOTT MORRISON Name: Scott Morrison Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	FOREST CREEK CLO, LTD.
	By:	Deerfield Capital Management LLC as its Collateral Manager
	By:	/s/ SCOTT MORRISON Name: Scott Morrison Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	LONG GROVE CLO, LIMITED
	By:	Deerfield Capital Management LLC as its Collateral Manager
	By:	/s/ SCOTT MORRISON Name: Scott Morrison Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	ROSEMONT CLO, LTD.
	By:	Deerfield Capital Management LLC as its Collateral Manager
	By:	/s/ SCOTT MORRISON
Name: Scott Morrison Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	SEQUILS—CUMBERLAND I, LTD.
	By:	Deerfield Capital Management LLC as its Collateral Manager
	By:	/s/ SCOTT MORRISON
Name: Scott Morrison Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	SENIOR DEBT PORTFOLIO
	By:	Boston Management and Research as Investment Advisor
	By:	/s/ SCOTT H. PAGE
Name: Scott H. Page Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	CONSTANTINUS EATON VANCE CDO V, LTD.
	By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	By:	/s/ SCOTT H. PAGE
Name: Scott H. Page Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	EATON VANCE CDO III, LTD.
	By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	By:	/s/ SCOTT H. PAGE
Name: Scott H. Page Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	EATON VANCE CDO VI LTD.
	By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	By:	/s/ SCOTT H. PAGE
Name: Scott H. Page Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
	By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	By:	/s/ SCOTT H. PAGE
Name: Scott H. Page Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	EATON VANCE SENIOR FLOATING—DATE TRUST
	By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	By:	/s/ SCOTT H. PAGE
Name: Scott H. Page Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	EATON VANCE SENIOR INCOME TRUST
	By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	By:	/s/ SCOTT H. PAGE
Name: Scott H. Page Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	EATON VANCE LIMITED DURATION INCOME FUND
	By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	By:	/s/ SCOTT H. PAGE
Name: Scott H. Page Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	EATON VANCE VT FLOATING-RATE INCOME FUND
	By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	GRAYSON & CO
	By:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
	By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	GENERAL ELECTRIC CAPITAL CORPORATION
	By:	/s/ MEI NISHIWAKI Name: Mei Nishiwaki Title: Duly Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	GLENEAGLES TRADING LLC
	By:	/s/ DIANA M. HIMES Name: Diana M. Himes Title: Assistant Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY
	By:	Highland Capital Management, L.P., its Investment Advisor
	By:	/s/ TODD TRAVERS Name: Todd Travers Title: Senior Portfolio Manager Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	ELF FUNDING TRUST I
	By:	Highland Capital Management, L.P. As Capital Manager
	By:	/s/ TODD TRAVERS Name: Todd Travers Title: Senior Portfolio Manager Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	HIGHLAND LEGACY LIMITED
	By:	Highland Capital Management, As Collateral Manager
	By:	/s/ TODD TRAVERS Name: Todd Travers Title: Senior Portfolio Manager Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	HIGHLAND LOAN FUNDING V LTD.
	By:	Highland Capital Management L.P. As Collateral Manager
	By:	/s/ TODD TRAVERS Name: Todd Travers Title: Senior Portfolio Manager Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	LOAN FUNDING IV, LLC
	By:	Highland Capital Management, L.P. As Portfolio Manager
	By:	/s/ TODD TRAVERS Name: Todd Travers Title: Senior Portfolio Manager Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	PAM CAPITAL FUNDING L.P.
	By:	Highland Capital Management, L.P. As Collateral Manager
	By:	/s/ TODD TRAVERS Name: Todd Travers Title: Senior Portfolio Manager Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	PAMCO CAYMAN LTD
	By:	Highland Capital Management, L.P. As Collateral Manager
	By:	/s/ TODD TRAVERS
Name: Todd Travers Title: Senior Portfolio Manager Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	RESTORATION FUNDING CLO, LTD
	By:	Highland Capital Management, L.P. As Collateral Manager
	By:	/s/ TODD TRAVERS
Name: Todd Travers Title: Senior Portfolio Manager Highland Capital Management, L.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	ML CLO XV PILGRIM AMERICA (CAYMAN) LTD
	By:	ING Investments, LLC, as its investment manager
	By:	/s/ ILLEGIBLE
Name: Title:

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	ML CLO XX PILGRIM AMERICA (CAYMAN) LTD
	By:	ING Investments, LLC, as its investment manager
	By:	/s/ ILLEGIBLE
Name: Title:

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	SENIOR INCOME FUND
	By:	ING Investment Management, Co. as its investment manager
	By:	/s/ ILLEGIBLE
Name: Title:

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	ING PRIME RATE TRUST
	By:	ING Investment Management, Co. as its investment manager
	By:	/s/ ILLEGIBLE
Name: Title:

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	AIM FLOATING RATE FUND
	By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser
	By:	/s/ THOMAS H. B. EWALD
Name: Thomas H. B. Ewald Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	AVALON CAPITAL LTD. 2
	By:	INVESCO Senior Secured Management, Inc. As Portfolio-Adviser
	By:	/s/ THOMAS H. B. EWALD
Name: Thomas H. B. Ewald Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	CHAMPLAIN CLO, LTD.
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager
	By:	/s/ THOMAS H. B. EWALD
Name: Thomas H. B. Ewald Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	CHARTER VIEW PORTFOLIO
	By:	INVESCO Senior Secured Management, Inc. As Investment Advisor
	By:	/s/ THOMAS H. B. EWALD
Name: Thomas H. B. Ewald Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	DIVERSIFIED CREDIT PORTFOLIO LTD.
	By:	INVESCO Senior Secured Management, Inc. as Investment Adviser
	By:	/s/ THOMAS H.B. EWALD
Name: Thomas H.B. Ewald Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	INVESCO EUROPEAN CDO I S.A.
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager
	By:	/s/ THOMAS H.B. EWALD
Name: Thomas H.B. Ewald Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	PETRUSSE EUROPEAN CLO S.A.
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager
	By:	/s/ THOMAS H.B. EWALD
Name: Thomas H.B. Ewald Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	SARATOGA CLO I, LIMITED
	By:	INVESCO Senior Secured Management, Inc. As Asset Manager
	By:	/s/ THOMAS H.B. EWALD
Name: Thomas H.B. Ewald Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	SEQUILS-LIBERTY, LTD.
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager
	By:	/s/ THOMAS H.B. EWALD
Name: Thomas H.B. Ewald Title: Authorized Signatory

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:
	By:	MERRILL LYNCH CAPITAL CORP.
	By:	/s/ MICHAEL E. O'BRIEN
Name: Michael E. O'Brien Title: Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	Venture III CDO, Limited
	By:	By its investment advisor MJX Asset Management LLC
	By:	/s/ M.G. REGAN
Name: M.G. Regan Title:

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	MUIRFIELD TRADING LLC
	By:	/s/ DIANA M. HIMES
Name: Diana M. Himes Title: Assistant Vice President

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	Aeries Finance-II Ltd.
	By:	Patriarch Partners X, LLC its Managing Agent
	By:	/s/ LYNN TILTON
Name: Lynn Tilton Title: Manager

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	PUTNAM DIVERSIFIED INCOME TRUST
	By:	/s/ BETH MAZOR Name: Beth Mazor Title: V.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	PUTNAM HIGH YIELD ADVANTAGE FUND
	By:	/s/ BETH MAZOR Name: Beth Mazor Title: V.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	PUTNAM HIGH YIELD TRUST
	By:	/s/ BETH MAZOR Name: Beth Mazor Title: V.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	PUTNAM MASTER INCOME TRUST
	By:	/s/ BETH MAZOR Name: Beth Mazor Title: V.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	PUTNAM MASTER INTERMEDIATE INCOME TRUST
	By:	/s/ BETH MAZOR Name: Beth Mazor Title: V.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	PUTNAM PREMIER INCOME TRUST
	By:	/s/ BETH MAZOR Name: Beth Mazor Title: V.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	PUTNAM VARIABLE TRUST—PVT DIVERSIFIED INCOME FUND
	By:	/s/ BETH MAZOR Name: Beth Mazor Title: V.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	PUTNAM VARIABLE TRUST—PVT HIGH YIELD FUND
	By:	/s/ BETH MAZOR Name: Beth Mazor Title: V.P.

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	STANWICH LOAN FUNDING LLC
	By:	/s/ DIANA M. HIMES Name: Diana M. Himes Title: ASSISTANT VICE PRESIDENT

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	TORONTO DOMINION (NEW YORK), INC.
	By:	/s/ STACEY MALEK Name: Stacey Malek Title: VICE PRESIDENT

Lender Signature Page to Amendment No. 1 to AMF Bowling Credit Agreement

LENDER:	TRUMBALL THC, LTD.
	By:	/s/ SUZANNE SMITH Name: SUZANNE SMITH Title: AS ATTORNEY-IN-FACT

EXHIBIT A

ACKNOWLEDGEMENT AND AGREEMENT

        Each Credit Party listed below hereby acknowledges that it has reviewed the First Amendment to the Credit Agreement to which this Acknowledgement and Agreement is attached as an exhibit (the "Amendment") and hereby consents to the execution, delivery and performance thereof by each of Holdings and the Borrower. Each Credit Party hereby confirms its obligation under each Senior Finance Document to which it is a party and agrees that, after giving effect to the Amendment, neither the modification of the Credit Agreement or any other Senior Finance Document effected pursuant to the Amendment, nor the execution, delivery, performance or effectiveness of the Amendment or any other Senior Finance Document impairs the validity or effectiveness of any Senior Finance Document to which it is a party or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Senior Finance Document to which it is a party or by which it is otherwise bound. Each Credit Party hereby further agrees that the Liens created pursuant to the Senior Finance Documents (other than the Liens which have been or will be terminated to effect the transactions contemplated by the Amendment) continue unimpaired with the same enforceability and priority to secure repayment of all Loans and other obligations arising thereunder, whether heretofore or hereafter incurred. Under the foregoing circumstances, the position of the Administrative Agent and the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Senior Finance Documents, and the ability of the Administrative Agent to enforce the provisions of the Senior Finance Documents and to realize upon such Liens pursuant to the terms of the Senior Finance Documents, have not been adversely affected in any material respect by the modification of the Credit Agreement, the modification of any other Senior Finance Document effected pursuant to the Amendment or the execution, delivery, performance or effectiveness of the Amendment.

[NAME]
By:
Name: Title:
[NAME]
By:
Name: Title:

Schedule 2.01

AMF Bowling Worldwide, Inc.

Asset Sales

Description	Close Date
FY 2004 (2/27/04 — 6/27/04):
Australia—Maitland	3/22/2004
Australia—Ringwood	4/14/04
FY 2005 (6/28/04 — 7/3/05):
Bowling de Paris	8/10/04
Australia—Parramatta	7/28/2004
Australia—Bennetts Green	8/10/04
Australia—Fairfield	8/10/04
Australia—Mayfield	8/23/2004

QuickLinks

FIRST AMENDMENT TO CREDIT AGREEMENT
ARTICLE I DEFINITIONS
ARTICLE II AMENDMENTS TO THE CREDIT AGREEMENT
ARTICLE III CONSENTS, ACKNOWLEDGEMENTS AND AGREEMENTS
ARTICLE IV CONDITIONS TO EFFECTIVENESS
ARTICLE V REPRESENTATIONS AND WARRANTIES
ARTICLE VI MISCELLANEOUS